Exhibit 10.3

SUPPLEMENT dated as of June 4, 2010 (this “Supplement”), to the Third Amended and Restated Collateral Agreement dated as of January 29, 2010 (the “Collateral Agreement”), among HEXION LLC, a Delaware limited liability company, HEXION SPECIALTY CHEMICALS, INC., a New Jersey corporation, each Subsidiary Party party thereto and JPMORGAN CHASE BANK, N.A., as Applicable First Lien Representative (in such capacity, the “Applicable First Lien Representative”) for the Secured Parties (as defined therein).

A. Reference is made to the Third Amended and Restated Credit Agreement dated as of January 29, 2010 (as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Hexion LLC, Hexion Specialty Chemicals, Inc., Hexion Specialty Chemicals Canada, Inc., a Canadian corporation, Hexion Specialty Chemicals B.V., a company organized under the laws of The Netherlands, Hexion Specialty Chemicals UK Limited, a corporation organized under the laws of England and Wales, and Borden Chemical UK Limited, a corporation organized under the laws of England and Wales, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, the other agent banks party thereto and J.P. Morgan Securities Inc., Credit Suisse Securities (USA) LLC and Citigroup Inc., as joint lead arrangers and joint bookrunners.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Pledgors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and accept and purchase B/As and each Issuing Bank to issue Letters of Credit. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement and any Other First Lien Agreement to become a Subsidiary Party under the Collateral Agreement and such Other First Lien Agreement in order to induce the Lenders to make additional Loans and accept and purchase additional B/As and each Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made, B/As previously accepted, Letters of Credit previously issued and to induce the holders of any Other First Lien Obligations to make their respective extensions of credit thereunder.

Accordingly, the Applicable First Lien Representative and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.17 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Applicable First Lien Representative, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Applicable First Lien Representative and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Applicable First Lien Representative shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Applicable First Lien Representative has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Stock of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Intellectual Property and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation, organizational ID number and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement and the notice section of the Other First Lien Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Applicable First Lien Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Applicable First Lien Representative.

IN WITNESS WHEREOF, the New Subsidiary and the Applicable First Lien Representative have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

NL COOP HOLDINGS LLC

By:	Hexion Specialty Chemicals, Inc., its Sole Member

By:	/s/ Authorized Signatory
Name: Title:

Legal Name: NL COOP Holdings LLC

Jurisdiction of Formation: Delaware

Location of Chief
Executive Office:	180 East Broad Street Columbus, Ohio 43215

IN WITNESS WHEREOF, the New Subsidiary and the Applicable First Lien Representative have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Applicable First Lien Representative,

By:	/s/ Authorized Signatory
Name: Title:

Schedule I

to Supplement to the

Collateral Agreement

LOCATION OF ARTICLE 9 COLLATERAL

Description	Location

None.

Schedule II

to Supplement to the

Collateral Agreement

Pledged Collateral of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Issuer	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests
N/A	Hexion International Holdings Coöperatief U.A.	NL COOP Holdings LLC	65.00% membership (lidmaatschap)	65.00%

DEBT SECURITIES

None.

OTHER PROPERTY

None.

Schedule III

to Supplement to the

Collateral Agreement

Intellectual Property of the New Subsidiary

None.